Aptevo Therapeutics Investor Presentation January 2017 Exhibit 99.1

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including our financial guidance, product portfolio, product sales, capabilities and any other statements containing the words “believes”, “expects”, “anticipates”, “intends”, “plans”, “forecasts”, “estimates” and similar expressions in conjunction with, among other things, discussions of financial performance or financial condition, growth strategy, product sales, manufacturing capabilities, product development, regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause Aptevo's actual results to differ materially from those indicated by such forward-looking statements, including possible negative effects on Aptevo’s business operations, assets or financial results as a result of the separation; a deterioration in the business or prospects of Aptevo; adverse developments in Aptevo’s customer-base or markets; our ability to enter into and maintain selective collaboration and partnership arrangements; the timing of and our ability to achieve milestones in collaboration and partnership contracts; our ability and the ability of our contractors and suppliers to maintain compliance with cGMP and other regulatory obligations; the results of regulatory inspections; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy and changes in regulatory, social and political conditions. Additional risks and factors that may affect results are set forth in our filings with the Securities and Exchange Commission, including Aptevo’s most recent Quarterly Report on Form 10-Q, as filed on November 14, 2016. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements. Aptevo™, ADAPTIR and any and all Aptevo Therapeutics Inc. brand, product, service, and feature names, logos, and slogans are trademarks or registered trademarks of Aptevo Therapeutics Inc. or its subsidiaries in the United States or other countries.  All rights reserved. Forward-Looking Statements

AGENDA Leadership in Bispecific Antibody Development Aptevo Today ADAPTIR – Differentiated Bispecific Platform Summary Advancing Aptevo Therapeutics

Aptevo: At a Glance Leading Oncology Platform Innovative ADAPTIR platform technology utilizing a promising approach in the highly attractive immuno-oncology field Leveraging Technology Targeted investments in bispecific ADAPTIR therapeutics Strong IP Estate Intend to own or exclusively license patent rights for entire product portfolio Focus Oncology/Hematology Commercial Products 4 Product Pipeline Clinical: 2 Preclinical: Multiple Platform Technologies ADAPTIR™ Employees ~150 Headquarters Seattle, WA 2016 Revenue (9/30/16) $27.5M 2015 Revenue $33.6M Cash Position $54M 12/31/2016 (approx.) $20M Emergent payment (1/5/17) $15M MidCap 2nd tranche option Aptevo Therapeutics

Executive Leadership Senior Management Marvin White – President & CEO Former Emergent Director; Former CFO, St. Vincent’s Health; Former Exec. Director & CFO, Lilly USA Jeff Lamothe – SVP, CFO Former Emergent VP, Finance; Former CFO, Cangene Corporation Randy Maddux – SVP, Operations Former VP, Global Mfg & Supply, GSK; Former VP, Mfg Ops & Quality, Human Genome Sciences Dr. Scott Stromatt – SVP, CMO Former Emergent SVP, CMO; Former CMO, Trubion Dr. Jane Gross – SVP, CSO Emergent VP, Research/Non-Clinical Development; Former VP Immunology Research ZymoGenetics Inc. Mike Adelman – VP, Commercial Ops. Former Emergent VP, Commercial Operations; Former, VP Commercial Operations, Cangene Corporation Shawnte Mitchell – VP, Gen’l Counsel/HR Former Emergent VP, Associate General Counsel Board of Directors Marvin White Former Emergent Director; Former CFO, St. Vincent’s Health; Former Exec. Director & CFO, Lilly USA Fuad El-Hibri Founder, Executive Chairman, Emergent BioSolutions Daniel Abdun-Nabi President & CEO, Emergent BioSolutions Grady Grant, III Mead Johnson Nutrition; Eli Lilly & Co. Zsolt Harsanyi, Ph.D. N-Gene Research Labs; Exponential Biotherapies; Porton Int’l Barbara Lopez Kunz DIA; Battelle; Thermo Fisher Scientific; ICI/Uniqema John Niederhuber, M.D. Inova Translational Medicine Institute; NCI; Johns Hopkins Univ. Deep R&D, Commercial and Financial Expertise and Experience Aptevo Therapeutics

Our Strategy 1 2 3 Advance novel ADAPTIR product candidates, primarily in immuno-oncology Expand collaborations and partnerships Maximize cash flow from commercial portfolio to support R&D funding Innovating Aptevo Therapeutics

Product/Candidate Technology Indication Pre-Clinical Clinical Development Stage Marketed Milestones/Highlights Phase I Phase II Phase III IXINITY Recombinant Protein Hemophilia B $1.0M WW in 2015 $7.0M (9/30/2016) WinRho Hyper Immune ITP $14.2M WW in 2015 $10.6M (9/30/2016) HepaGam B Hyper Immune HBV $10.3M WW in 2015 $7.1M (9/30/2016) VARIZIG Hyper Immune Varicella $2.3M WW in 2015 $2.8M (9/30/2016) Otlertuzumab ADAPTIR Monospecific CLL Executing Phase 1b combination study MOR209/ES414* ADAPTIR Bispecific RTCC mCRPC Immuno-oncology Executing Phase 1 clinical trial ROR1 ADAPTIR Bispecific RTCC Hematological, Solid Tumor Malignancies Preclinical in vitro and in vivo POC, developing lead candidate Multiple ADAPTIR Candidates ADAPTIR Bispecific Hematological, Solid Tumor Malignancies Multiple RTCC candidates and ADAPTIR with novel MOA ES210 ADAPTIR Targeted cytokine IBD Preclinical POC in IBD, CHO production cell line Robust and Diversified Product Portfolio * Partnered with MorphoSys AG RTCC – Redirected T-Cell Cytotoxicity Aptevo Therapeutics

Commercial Portfolio – Hyperimmune Platform US: [Rho (D) Immune Globulin Intravenous (Human)] Canada: (Rho(D) Immune Globulin (Human) for injection) Immune Thrombocytopenic Purpura (ITP) and suppression of Rhesus (Rh) isoimmunization US: [Hepatitis B Immune Globulin Intravenous (Human)] Canada: (Hepatitis B Immune Globulin (Human) Injection) Prevention of hepatitis B recurrence following liver transplantation in HBsAg-positive patients and post exposure prophylaxis after acute hepatitis B exposure US: VARIZIG® [Varicella Zoster Immune Globulin (Human)] Canada: VariZIG® (Varicella Zoster Immune Globulin (Human)) Post-exposure prophylaxis of varicella zoster in high risk individuals Mature, well established products Serve niche or ultra niche markets Provide stable, dependable revenue base Mitigate cash burn Support R&D spend $25-30M annually (approx.) $10M annual cash flow (approx.) Modest opportunity for ex-US growth Winrho SDF Hepagam B Varizig Aptevo Therapeutics

Commercial Portfolio – Recombinant Platform [coagulation factor IX (recombinant)] An intravenous recombinant human coagulation factor IX therapeutic for use in patients with Hemophilia B Strong growth opportunity WW rights owned by Aptevo U.S. launch mid-2015 Target market: Hemophilia B Young, active adults (individuals 12+ years) Good acceptance in the market Opportunity to explore ex-US launch with partner Bulk drug substance manufacturing challenge resolved Anticipate Q1 2017 stock out followed by market re-entry in Q2 2017 Ixinity Aptevo Therapeutics

AGENDA Leadership in Bispecific Antibody Development Aptevo Today ADAPTIR – Differentiated Bispecific Platform Summary Advancing Aptevo Therapeutics

MODULAR AND FLEXIBLE Monospecific and bispecific formats Flexible design supports reproducible generation of bispecifics with potent activity MULTIPLE MECHANISMS OF ACTION Redirected T-Cell Cytotoxicity (RTCC) Target receptors that stimulate or inhibit immunes responses Target cytokines to modify the immune environment EXCELLENT MANUFACTURING PROPERTIES Single chain facilitates ease of CHO cell production Antibody backbone increases stability Standard manufacturing process with high yields and purity ANTIBODY-LIKE HALF LIFE Half-life up to 12 days ADAPTIR – A Differentiated Bispecific Antibody Platform Technology Fc scFv scFv Sc Fv Fc Aptevo Therapeutics

Expertise in Bispecific Antibodies Facilitates Rapid Development from Concept to Clinic Protein Engineering Generate new binding domains or take partner’s mAbs and convert to ADAPTIR format Optimize for: Screening to reduce potential for immunogenicity Binding affinity Activity Expression Manufacturability Preclinical Development Evaluate new ADAPTIR bispecifics using standard in vitro assays to assess function Determine PK and in vivo activity in mouse models Assess NHP PK and tolerability with CRO Process Development Generate CHO production cell lines Develop platform cell culture and purification processes, optimize as needed Produce material for toxicology studies Develop & qualify analytical methods Clinical Research /Ops Regulatory Affairs Medical Affairs Pharmacovigilence Clinical Manufacturing GMP process validation, scale-up and tech transfer; QA/QC Supply chain management CMO oversight Aptevo Therapeutics

ADAPTIR RTCC Mechanism of Action ADAPTIR Bispecific Molecules Mediate RTCC: Potent Immunotherapeutic for Cancer Tumor Antigen Bispecific molecule activates T cell to kill tumor cell CD3/TCR complex Target-dependent release of cytolytic granules from T cells kills tumor T cell expansion Death of tumor cell T cell Tumor cell Aptevo Therapeutics

ADAPTIR RTCC Therapeutics Key Advantages vs Other RTCC Bispecifics Antibody-like half-life obtained in preclinical studies; up to 12 days Potent target-dependent cytotoxicity in preclinical studies demonstrated for numerous tumor antigens Highly potent Low levels of cytokines produced after engagement of target cells shown in preclinical studies “Off the shelf” technology vs “cell-based” therapies Better COGS, ability to control dose Longer Half Life Reduced Toxicity Improved Convenience Aptevo Therapeutics

ADAPTIR RTCC Bispecifics are Differentiated From Other Bispecific Formats Heterodimeric Bispecifics scFv A Fab A scFv B scFv B Fc A Fc B Fc A Fc B scFv A scFv B Fc Homodimeric ADAPTIR ADAPTIR™ RTCC molecules are more potent in preclinical studies compared to other bispecific platforms scFv–scFv Monomer BiTE ® Aptevo Therapeutics

ADAPTIR RTCC - More Potent than Bispecifics in Heterodimer Format Targeting the Same Antigen ADAPTIR Bispecifics Are More Potent Compared to Heterodimeric Antibody Formats Higher levels of maximal specific lysis of tumor cells Lower EC50 values Redirected T-cell Tumor Lysis assay using unstimulated T cells (20 hr Cr-51 Release Assay) ADAPTIR High Max Lysis Lower EC50 Protein EC50 ADAPTIR 17.2 pM het scFv-Fc 66.8 pM Het Fab/scFv-Fc 136 pM 20 hr Chromium -51 Release Assay 60 40 20 0 % Specific Lysis 1 10 100 1000 10000 Concentration (pM) heterodimeric Fab/scFv-Fc heterodimeric scFv-Fc ADAPTIR Aptevo Therapeutics

MOR209/ES414 - More Potent Than BiTE® (scFv-scFv Format)1 Assay utilizes MDA-PCa-2b target cells and primary T cells; 4 hr timepoint Protein EC50 MOR209/ES414 2.7 ± 0.6 pM scFv-scFv 99 ± 10 pM Concentration (pM) % Specific Lysis 0 5 10 15 20 25 1 10 100 1000 MOR209/ES414 (ADAPTIR molecule) αPSMA x αCD3 BiTE scFv-scFv 1. Same amino acid sequence as AMG212/BAY2010112/pasotuxizumab (WHO Drug Information, Vol. 28, No. 2, 2014, pg 251-252) ADAPTIR Lower EC50 More Potent Aptevo Therapeutics

ADAPTIR Clinical Pipeline Product Candidate Technology Indication Pre-Clinical Clinical Development Stage Milestones Highlights Phase I Phase II Phase III Otlertuzumab ADAPTIR Monospecific CLL Executing Phase 1b combination study MOR209/ES414* ADAPTIR Bispecific RTCC mCRPC Immuno-oncology Executing Phase 1 clinical trial RTCC – Redirected T-Cell Cytotoxicity * Partnered with MorphoSys AG Transforming Aptevo Therapeutics

Clinical Candidate – otlertuzumab (CLL) aCD37 scFv Human IgG1 Fc Humanized monospecific protein therapeutic Targets CD37 and its signaling pathway involved in B-cell malignancies Built on ADAPTIR (modular protein therapeutic) platform Demonstrated anti-tumor activity Prolonged serum half-life (mouse /NHP) vs antibody fragments 100% owned by Aptevo Actively pursuing potential partnership opportunities 253 subjects treated to date; appears safe and well tolerated Ongoing: Phase 2 study for chronic lymphocytic leukemia (CLL) Combination with ibrutinib Preliminary data read-out anticipated in H2 2017 Multiple clinical trial data published, establishing clinical proof-of-concept PHASE 2 STUDY (16201): Combination of otlertuzumab and bendamustine in patients with relapsed CLL produced significantly higher response rates and longer progression free survival than bendamustine alone PHASE 1b STUDY (16009): Combination of otlertuzumab and rituximab in patients with previously untreated CLL was active and well tolerated Description Partnering Development Status Aptevo Therapeutics

Otlertuzumab + Bendamustine Significantly Increased Overall Response Rate Overall Response Complete Response Partial Response Stable Disease Progressive Disease Percent Response 100% 80% 60% 40% 20% 0% 69% 39% 59% 9% 3% 36% 16% 30% 16% 30% p = 0.026 Otlertuzumab and bendamustine (n=32) bendamustine only (n=33) Aptevo Therapeutics

5 month difference in PFS Otlertuzumab + Bendamustine Significantly Increased Progression Free Survival p = 0.019 0 5 10 15 20 25 0 20 40 60 80 100 Months Since Randomization Progression Free Survival (%) Otlertuzumab +Bendamustine Bendamustine Aptevo Therapeutics

Clinical Candidate – MOR209/ES414 (mCRPC) Anti-PSMA Anti-CD3 Humanized bispecific protein therapeutic Targets PSMA and CD3, a component of the T-cell receptor Demonstrated redirection of T-cells to kill tumor cells expressing PSMA in vitro and in vivo Prolonged serum half-life (mouse/NHP) vs antibody fragments Co-development/Co-commercialization partnership with MorphoSys AG established August 2014 Open-label Phase 1 continuous infusion study underway (U.S. & Australia) Safety, tolerability, and clinical activity endpoints In patients with metastatic castration-resistant prostate cancer (mCRPC) to be conducted in 2 stages Stage 1: Primary Objective -- identify MTD administered intravenously. Secondary Objectives -- evaluate tolerability, PK, PD, immunogenicity, cytokine response, and clinical activity Stage 2: Primary Objective -- evaluate clinical activity in patients that have or have not received prior chemotherapy Preliminary data read-out anticipated mid-2017 Description Partnering Development Status Aptevo Therapeutics

Delay of Tumor Growth Improved Overall Survival 0.3 mg MOR209/ES414* Vehicle 5 mg BiTE scFv-scFv* 3 mg MOR209/ES414* *P<0.01; †P<0.001 MOR209/ES414 was dosed on days 0, 4, 8; scFv-scFv molecule dosed daily on days 0-9 MOR209/ES414 Delays Tumor Growth and Improves Survival (Subcutaneous Xenograft Model) Ave. Tumor Volume (mm3)1500 1000 500 0 50 100 150 Study Day Percent survival 100 80 60 40 20 0 25 50 75 100 125 150 Aptevo Therapeutics

ADAPTIR - Novel Preclinical Pipeline Molecule Target Antigen Type Target Indication(s) Development Activity Design in vitro RTCC in vivo POC Tox/IND Clinical: Phase 1 aROR1 x aCD3 Tyrosine Kinase (ROR1) Hematologic malignancies; solid tumors RTCC Candidate Undisclosed target Hematological malignancies Multiple RTCC candidates Undisclosed targets Immuno-oncology ADAPTIR with Novel MOA Undisclosed targets Immuno-oncology * Validated Platform Technology: Bispecific ADAPTIR molecules can redirect T-cell cytotoxicity against multiple tumor targets in preclinical models Modular Bispecific Platform: ADAPTIR platform can be used to generate bispecifics with novel MOA in immuno-oncology and other diseases Aptevo Therapeutics

Targets hematologic malignancies and solid tumors Triple-negative breast cancer Ovarian cancer Non-small cell lung cancer Prostate cancer Kidney cancer CLL and MCL and subset of ALL (with t-1418 translocation) Ability to establish rapid clinical POC in heme-onc. Disease and simultaneously test in solid tumors Preclinical in vitro and in vivo proof of concept established Improved preclinical PK Developing lead candidate ADAPTIR RTCC Preclinical Candidate: ROR1 Aptevo Therapeutics

AGENDA Leadership in Bispecific Antibody Development Aptevo Today ADAPTIR – Differentiated Bispecific Platform Summary Pioneering Aptevo Therapeutics

Financial Snapshot Spin Date: August 1, 2016 Shares Outstanding 20.2M 9/30/2016 Cash Position $54M (approx.) $20M $15M 12/31/2016 Emergent Payment – 1/5/2017 MidCap Financial - 2nd tranche option 2015 Revenue $34M $28M $6M 2015 Pro Forma Total Product Sales Contracts, Grants, Collaborations 2016 Revenue $27M 9/30/2016 YTD Total Product Sales 2017 Cash Burn $53M - $58M Estimated cash burn Aptevo Therapeutics

Key Milestones – 18-24 Months Development Complete Phase 1 study of MOR209/ES414; advance into Phase 2 development in partnership with MorphoSys Complete combination otlertuzumab/ibrutinib study Generate new ADAPTIR-based RTCC candidates Expand application of ADAPTIR-based candidates into new MOA File INDs and advance new preclinical ADAPTIR candidates into the clinic Operational/Financial Capture increased market share of Hemophilia B market with expanded U.S. sales of IXINITY Expand ex-US commercial market opportunities through new regulatory filings in select foreign jurisdictions Continue current and initiate future partnering discussions around product candidates Multiple Upcoming Valuation Catalysts Aptevo Therapeutics

Why Aptevo? Solid financial position with runway into 2018 1 2 3 4 5 Established leadership and capabilities in protein-based therapies for cancer Proprietary, versatile, differentiated ADAPTIR technology platform Broad pipeline of clinical and preclinical development candidates Capital efficient model with commercial product portfolio to support R&D funding Aptevo Therapeutics

Aptevo Therapeutics Investor Presentation January 2017